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                                                                 EXECUTION COPY

                                PLEDGE AGREEMENT

         AGREEMENT dated as of March 20, 1997 among UNITED AUTO GROUP, INC., a Delaware corporation (together with its successors, the "Borrower"), UNITED LANDERS, INC., a Delaware corporation ("ULI") and DIFEO PARTNERSHIP, INC., a Delaware corporation ("DPI"), UAG WEST, INC., a Delaware corporation ("UAG West"), LANDERS AUTO SALES, INC., an Arkansas corporation ("LAS"), UAG ATLANTA, INC., a Delaware corporation ("UAG Atlanta"), UAG ATLANTA IV, INC., a Delaware corporation ("UAG Atlanta IV"), UAG NORTHEAST, INC., a Delaware corporation ("UAG Northeast"), DIFEO PARTNERSHIP HCT, INC., a Delaware corporation ("DPI HCT"), HUDSON TOYOTA, INC., a New Jersey corporation ("Hudson Toyota"), DIFEO PARTNERSHIP VIII, INC., a Delaware corporation ("DPI VIII"), DIFEO PARTNERSHIP IX, INC., a Delaware corporation ("DPI IX"), DIFEO PARTNERSHIP SCT, INC., a Delaware corporation ("DPI SCT"), SOMERSET MOTORS, INC., a New Jersey corporation ("Somerset Motors), DIFEO PARTNERSHIP RCT, INC., a Delaware corporation ("DPI RCT"), UAG NORTHEAST (NY), INC., a New York corporation ("UAG Northeast (NY)"), DIFEO PARTNERSHIP RCM, INC., a Delaware corporation ("DPI RCM"), SCOTTSDALE AUDI, LTD., an Arizona corporation ("SA"), SK MOTORS, LTD., an Arizona corporation ("SK Motors"), UAG Texas, Inc., a Delaware corporation ("UAG Texas"), UAG Texas II, Inc., a Delaware corporation ("UAG Texas II") (each together with its successors, a "Pledgor" and collectively the "Pledgors") and THE BANK OF NOVA SCOTIA, as Administrative Agent.

                             W I T N E S S E T H :

         WHEREAS, the Borrower, the Guarantors party thereto, certain banks, The Bank of Nova Scotia, as administrative agent for such banks and Morgan Guaranty Trust Company of New York, as documentation agent for such banks are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the "Credit Agreement"); and

         WHEREAS, in order to induce said banks, The Bank of Nova Scotia, as administrative agent for such banks and Morgan Guaranty Trust Company of New York, as documentation agent for such banks, to enter into the Credit Agreement, the Pledgors have agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure their obligations under the Credit Agreement and the Notes issued pursuant thereto;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and

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sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

         Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

         "Collateral" has the meaning assigned to such term in Section 3(A).

         "Issuer" means any of the companies identified on Schedule I as the issuers of the Pledged Stock.

         "Partnership" means any of the partnerships listed on Schedule II.

         "Partnership Interests" means, as to each Pledgor, the reference to the partnership interest in each Partnership listed opposite such Pledgor's name on Schedule II attached hereto.

         "Pledged Instruments" means, as to each Pledgor, (i) the Subsidiary Notes of such Pledgor and (ii) any instrument required to be pledged by such Pledgor to the Administrative Agent pursuant to Section 3(B).

         "Pledged Interest" means, as to each Pledgor, the Partnership Interests of such Pledgor and any other equity interest required to be pledged by such Pledgor.

         "Pledged Securities" means, as to each Pledgor, the Pledged Instruments, the Pledged Interests and the Pledged Stock of such Pledgor.

         "Pledged Stock" means, as to each Pledgor, (i) the Subsidiary Shares of such Pledgor and (ii) any other capital stock required to be pledged by such Pledgor to the Administrative Agent pursuant to Section 3(B).

         "Secured Obligations" means the obligations secured under this Agreement which include: (a) with respect to the Borrower, (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loan under, or any note issued pursuant to, the Credit Agreement, (ii) all other amounts payable by the Borrower hereunder or under the Credit Agreement and (iii) any renewals, extensions or modifications of any of the foregoing; and (b) with respect to each other Pledgor, (i) all obligations of such Pledgor under the Credit Agreement (including without limitation Article 9 thereof)

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and (ii) any renewals, extensions or modifications of any of the foregoing.

         "Security Interests" means, as to each Pledgor, the security interests in its Collateral granted hereunder securing its Secured Obligations.

         "Subsidiary Notes" means, as to each Pledgor, any debt of an Issuer owing to such Pledgor, whether now existing or hereafter arising, including without limitation the instruments evidencing obligations owed to such Pledgor listed on Schedule I hereto.

         "Subsidiary Shares" means, as to each Pledgor, the collective reference to the shares of capital stock of each Issuer listed opposite such Pledgor's name on Schedule I attached hereto, together with all shares, stocks, stock certificates, options or rights of any nature whatsoever that currently exist or which may be issued or granted in respect thereof (or in substitution for the same) by any Issuer while this Agreement is in effect.

         Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

SECTION 2. REPRESENTATIONS AND WARRANTIES

         Each Pledgor represents and warrants as follows:

         (a) Title to Pledged Securities. Such Pledgor owns all of the Pledged Securities listed on Schedule I and Schedule II across from its name, free and clear of any Liens other than the Security Interests. Except as set forth on
Schedule I, the Pledged Stock includes all of the issued and outstanding capital stock of each Issuer. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. Such Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement or various franchise agreements between such Pledgor and automobile franchisors, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto.

         (b) Validity, Perfection and Priority of Security Interests. Upon the delivery of its Pledged Instruments and certificates representing its Pledged Stock to the Administrative Agent in accordance with Section 4 hereof and assuming that the Administrative Agent will at no time relinquish possession of such Pledged Instruments and certificates, the Administrative Agent will have valid and perfected security interests in the Collateral pledged by such Pledgor hereunder (other than the

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Collateral described in the immediately succeeding sentence) subject to no prior Lien. When in addition appropriately completed UCC financing statements shall have been filed as specified in Schedule III hereto, the Security Interests shall constitute perfected security interests in the Collateral pledged by such Pledgor hereunder consisting of all right, title and interest of such Pledgor in Debt of a Subsidiary owing to such Pledgor and not evidenced by an instrument and the Partnership Interests (and all proceeds thereof). Except for the filing of such UCC financing statements, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither such Pledgor nor any of its Subsidiaries has performed or will perform any acts which might prevent the Administrative Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Administrative Agent in any such enforcement. On the date hereof, the Pledged Interests pledged by such Pledgor are not evidenced by any certificates.

         (c) UCC Filing Locations. The chief executive office of such Pledgor is located at its address set forth on the signature pages of the Credit Agreement.

SECTION 3. THE SECURITY INTERESTS

         In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of each Pledgor hereunder:

         (a) Each Pledgor hereby assigns and pledges to and with the Administrative Agent for the benefit of the Banks and the Agents and grants to the Administrative Agent for the benefit of the Banks and the Agents a security interest in its Pledged Securities, and all of its rights and privileges with respect to its Pledged Securities, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, all Debt of a Subsidiary owing to such Pledgor from time to time whether or not evidenced by a Pledged Instrument and all proceeds of the foregoing (the "Collateral"). Contemporaneously with the execution and delivery hereof, each Pledgor is delivering its Subsidiary Notes and certificates representing its Subsidiary Shares in pledge hereunder.

         (b) In the event that any Issuer at any time issues to any Pledgor any additional or substitute shares of capital stock of any class or any substitute note, or any Partnership issues to any Pledgor any additional or substitute equity interests of any class or issues certificates representing the Pledged Interests or any portion thereof, or owes any other Debt to any Pledgor, such Pledgor will immediately pledge and

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deposit with the Administrative Agent certificates (if any) representing all such shares and such note or any instrument evidencing such other Debt as additional security for such Pledgor's Secured Obligations. All such shares, notes, interests and instruments constitute Pledged Securities and are subject to all provisions of this Agreement.

         (c) The Security Interests granted by each Pledgor are granted as security only and shall not subject either Agent or any Bank to, or transfer or in any way affect or modify, any obligation or liability of such Pledgor or any of its Subsidiaries with respect to any of the Collateral pledged by such Pledgor hereunder or any transaction in connection therewith.

SECTION 4. DELIVERY OF PLEDGED SECURITIES

         All Pledged Instruments delivered to the Administrative Agent by any Pledgor pursuant hereto shall be endorsed to the order of the Administrative Agent, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Administrative Agent. All certificates representing Pledged Stock or Pledged Interests (if any) delivered to the Administrative Agent by any Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Administrative Agent.

SECTION 5. FURTHER ASSURANCES

         (a) Each Pledgor agrees that it will, at its expense and in such manner and form as the Administrative Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Administrative Agent may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Pledgor hereby authorizes the Administrative Agent to execute and file, in the name of such Pledgor or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Administrative Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

         (b) Each Pledgor agrees that it will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office unless it shall

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have given the Administrative Agent not less than 30 days' prior notice thereof.

         (c) The Borrower agrees that it will cause any Subsidiary which is owed (i) Debt evidenced by an instrument, (ii) long-term Debt or (iii) Debt secured by a Lien by the Borrower or another Subsidiary to immediately assign and pledge to and with the Administrative Agent for the benefit of the Banks and the Agents and grant to the Administrative Agent for the benefit of the Banks and the Administrative Agent a security interest in such Debt and all proceeds of such Debt, in each case as security for such Subsidiary's obligations under the Credit Agreement.

SECTION 6. RECORD OWNERSHIP OF PLEDGED STOCK AND PLEDGED INTERESTS.

         Subject to the provisions of the final paragraph of Section 10, the Administrative Agent may at any time or from time to time, in its sole discretion, cause any or all of (i) the Pledged Stock or (ii) the Pledged Interests to be transferred of record into the name of the Administrative Agent or its nominee. Each Pledgor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Stock or Pledged Interests registered in the name of such Pledgor and the Administrative Agent will promptly give to each Pledgor copies of any notices and communications received by the Administrative Agent with respect to its Pledged Stock registered in the name of the Administrative Agent or its nominee.

SECTION 7. RIGHT TO RECEIVE DISTRIBUTIONS ON COLLATERAL.

         Unless an Event of Default shall have occurred and be continuing, each Pledgor shall have the right to receive all dividends, interest and other payments and distributions made upon or with respect to Collateral pledged by it hereunder.

         If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right receive and to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and each Pledgor shall take all such action as the Administrative Agent may deem necessary or appropriate to give effect to such right. All such dividends, interest and other payments and distributions which are received by any Pledgor shall be received in trust for the benefit of the Agents and the Banks and, if the Administrative Agent so directs shall be segregated from other funds of such Pledgor and shall, forthwith upon demand by the Administrative Agent, be paid over to the Administrative Agent as Collateral in the same form as received (with any necessary endorsement). After all Events of Defaults have been cured, the Administrative Agent's right to retain

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dividends, interest and other payments and distributions under this Section 7 shall cease and the Administrative Agent shall pay over to each Pledgor any such Collateral pledged by such Pledgor hereunder retained by the Administrative Agent during the continuance of an Event of Default.

SECTION 8. RIGHT TO VOTE PLEDGED STOCK AND PLEDGED INTERESTS.

         Unless an Event of Default shall have occurred and be continuing, each Pledgor shall have the right, from time to time, to vote its Pledged Stock and Pledged Interests and to give consents, ratifications and waivers with respect to its Pledged Stock and Pledged Interests, and the Administrative Agent shall, upon receiving a written request from such Pledgor accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to such Pledgor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of its Pledged Stock or Pledged Interests which is registered in the name of the Administrative Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Administrative Agent.

         If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to the extent permitted by law and each Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock or Pledged Interests with the same force and effect as if the Administrative Agent were the absolute and sole owner thereof.

SECTION 9. GENERAL AUTHORITY

         Each Pledgor hereby irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of such Pledgor, the Agents, the Banks or otherwise, for the sole use and benefit of the Agents and Banks, but at the expense of such Pledgor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

         (a) Each Pledgor agrees that it will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office unless it shall have given the Administrative Agent not less than 30 days' prior notice thereof.

              (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

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              (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

              (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

              (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

         provided that the Administrative Agent shall give each Pledgor not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral pledged by such Pledgor hereunder except any Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent and each Pledgor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

SECTION 10. REMEDIES UPON EVENT OF DEFAULT

         If any Event of Default shall have occurred and be continuing, the Administrative Agent may exercise on behalf of the Banks and the Agents all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Administrative Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory. Any Bank or Agent may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Administrative Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend

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to the effect that such security has not been registered under the Securities
Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Administrative Agent deems necessary or advisable in order to comply with said Act or any other law. Each Pledgor will execute and deliver such documents and take such other action as the Administrative Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor which may be waived, and each Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 9 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         Notwithstanding any provision of this Agreement to the contrary, (i) enforcement of the security interest granted hereby in the Pledged Securities and the exercise of any right or remedy with respect to any of the shares of Pledged Securities and the

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grant of any pledge pursuant to Section 5(c) shall be subject to prior approval of the various automobile franchisors with whom the Pledgor or any of its Affiliates has franchise agreements pursuant to which such enforcement, or exercise of any remedy or right, or grant, without prior approval from such automobile franchisors may result in the termination of one or more of such franchise agreements and (ii) the enforcement of the security interest granted hereby in the shares of Atlantic Auto Finance Corporation pledged hereunder and the exercise of any right or remedy with respect thereto shall be subject to the prior consent of the requisite financing parties with whom Atlantic Auto Finance Corporation has financing agreements set forth on Schedule IV hereto to the extent such enforcement or exercise of any remedy or right without prior approval from such financing parties may result in a default under one or more of such agreements.

SECTION 11. EXPENSES

         Each Pledgor agrees that it will forthwith upon demand pay to the Administrative Agent:

                (i) the amount of any taxes which the Administrative Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral of such Pledgor from any Lien thereon, and

                (ii) the amount of any and all out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Administrative Agent may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Administrative Agent of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

         Any such amount not paid on demand shall bear interest at the rate applicable to Base Rate Loans plus 2% and shall be an additional Secured Obligation hereunder.

SECTION 12. LIMITATION ON DUTY OF ADMINISTRATIVE AGENT IN RESPECT OF COLLATERAL.

         Beyond the exercise of reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights

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pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Administrative Agent in good faith and with reasonable care.

SECTION 13. APPLICATION OF PROCEEDS

         Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral pledged by any Pledgor hereunder and any cash held shall be applied by the Administrative Agent in the following order of priorities:

         first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Administrative Agent, and all expenses, liabilities and advances incurred or made by the Administrative Agent in connection therewith, and any other unreimbursed expenses for which the Agents or any Bank is to be reimbursed by such Pledgor pursuant to Section 10.3 and Article 9 of the Credit Agreement or Section 11 hereof;

         second, to the ratable payment of unpaid principal of the Secured Obligations of such Pledgor;

         third, to the ratable payment of accrued but unpaid interest on the Secured Obligations of such Pledgor in accordance with the provisions of the Credit Agreement;

         fourth, to the ratable payment of all other Secured Obligations of such Pledgor, until all Secured Obligations of such Pledgor shall have been paid in full; and

         finally, to payment to such Pledgor, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         The Administrative Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

SECTION 14. CONCERNING THE ADMINISTRATIVE AGENT

         The provisions of Article VII of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

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         (a) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Administrative Agent shall act or refrain from acting (i) in accordance with the request of the Required Banks or (ii) if the Loans have been declared due and payable by the Documentation Agent in accordance with Section 6.1 of the Credit Agreement, in accordance with written instructions from the Required Banks or, in the absence of such instructions, in accordance with its discretion.

         (b) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Pledgor.

SECTION 15. APPOINTMENT OF CO-ADMINISTRATIVE AGENTS

         At any time or times, in order to comply with any legal requirement in any jurisdiction, the Administrative Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Administrative Agent, or to act as separate agent or agents on behalf of the Agents and the Banks with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 14).

SECTION 16. TERMINATION OF SECURITY INTERESTS;

         Release of Collateral

         Upon the repayment in full of all Secured Obligations and the termination of the Commitments under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral pledged by each Pledgor hereunder shall revert to such Pledgor. At any time and from time to time prior to such termination of the Security Interests, the Administrative Agent may release any of the Collateral upon the terms set forth in Section
10.5 of the Credit Agreement. Upon any such termination of the Security Interests or release of Collateral, the Administrative Agent will, at the expense of the respective Pledgor, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence the termination

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of the Security Interests or the release of such Collateral, as the case may
be.

SECTION 17. NOTICES

         All notices hereunder shall be given in accordance with Section 10.1 of the Credit Agreement.

SECTION 18. WAIVERS, NON-EXCLUSIVE REMEDIES

         No failure on the part of the Administrative Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

SECTION 19. SUCCESSORS AND ASSIGNS

         This Agreement is for the benefit of the Agents and the Banks and their permitted successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Agreement shall be binding on each Pledgor and its successors and assigns.

SECTION 20. CHANGES IN WRITING

         Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each Pledgor to be bound thereby and the Administrative Agent with the consent of the Required Banks.

SECTION 21. NEW YORK LAW

         This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

SECTION 22. SEVERABILITY

         If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 23. WAIVER OF JURY TRIAL.

         EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 24. COUNTERPARTS.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          UNITED AUTO GROUP, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          UNITED LANDERS, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          DIFEO PARTNERSHIP, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          UAG WEST, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          LANDERS AUTO SALES, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          UAG ATLANTA, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          UAG ATLANTA IV, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          UAG NORTHEAST, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          DIFEO PARTNERSHIP HCT, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          HUDSON TOYOTA, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------

                                              Title: Vice President


                                          DIFEO PARTNERSHIP VIII, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          DIFEO PARTNERSHIP IX, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          DIFEO PARTNERSHIP SCT, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          SOMERSET MOTORS, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          DIFEO PARTNERSHIP RCT, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          UAG NORTHEAST (NY), INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          DIFEO PARTNERSHIP RCM, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          SCOTTSDALE AUDI, LTD.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          SK MOTORS, LTD.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          UAG TEXAS, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President

                                          UAG TEXAS II, INC.

                                          By: /s/ Philip N. Smith, Jr.
                                             -------------------------------
                                              Title: Vice President


                                          THE BANK OF NOVA SCOTIA,
                                                as Administrative Agent

                                          By: /s/ Brian Allen
                                             -------------------------------
                                              Title: Senior Relationship
                                                Manager

                                   Schedule I

                                 Pledged Stock
                                 -------------
                        Issuers Stock Pledged Hereunder
                        -------------------------------

                                                                    Percentage
           Issuer of Pledged                           No. of       of Shares
Pledgor    Stock                     Class             Shares       Issued
-------    -----                     -----             ------       ------

 Borrower  United Landers, Inc.      Common Stock      100          100%

 Borrower  Atlantic Auto Finance     Common Stock      43,500       100%
           Corporation

 ULI       Landers Auto Sales, Inc.  Common Stock      10           100%

 DPI       DiFeo Partnership HCT,    Common Stock      100          100%
           Inc.

 DPI       DiFeo Partnership RCT,    Common Stock      100          100%
           Inc.

 DPI       DiFeo Partnership RCM,    Common Stock      100          100%
           Inc.

 DPI       DiFeo Partnership SCT,    Common Stock      100          100%
           Inc.

 DPI       DiFeo Partnership VIII,   Common Stock      100          100%
           Inc.

 DPI       DiFeo Partnership IX,     Common Stock      100          100%
           Inc.

 Borrower  DiFeo Partnership X, Inc. Common Stock      100          100%


 Borrower  UAG Northeast (NY), Inc.  Common Stock      100          100%


 DPI       Hudson Toyota, Inc.       Common Stock      45           100%

 DPI       Somerset Motors, Inc.     Common Stock      100          100%

 Borrower  UAG West, Inc.            Common Stock      100          100%

 UAG West  SA Automotive, Ltd.       Common Stock      1,713,010    100%

 UAG West  SL Automotive, Ltd.       Common Stock      625,000      100%

 UAG West  SPA Automotive,           Common Stock      547,125      100%

           Ltd.
 UAG West  LRP, Ltd.                 Common Stock      500,000      100%

 UAG West  Sun BMW, Ltd.             Common Stock      900,000      100%

 UAG West  6725 Dealership, Ltd.     Common Stock      1,250        100%

 UAG West  Scottsdale Management     Common Stock      101,251      100%
           Group, Ltd.

 UAG West  Scottsdale Audi, Ltd.     Common Stock      100          100%


 LAS       Landers United Auto       Common Stock      10           100%
           Group, Inc.

 LAS       Landers United Auto       Common Stock      10           100%
           Group No. 2, Inc.

 LAS       Landers United Auto       Common Stock      10           100%
           Group No. 3, Inc.

 Borrower  UAG Atlanta, Inc.         Common Stock      100          100%

 UAG       Atlanta Toyota, Inc.      Common Stock      1,000        100%
 Atlanta

 Borrower  UAG Atlanta IV, Inc.      Common Stock      100          100%

 UAG       UAG Atlanta IV Motors,    Common Stock      1,001        100%
 Atlanta    Inc.

 IV
           (fka Charles Evans BMW,
           Inc.)

 Borrower  UAG Texas, Inc.           Common Stock      100          100%

 Borrower  UAG Texas II, Inc.        Common Stock      100          100%

 Borrower  United AutoCare, Inc.     Common Stock      100          100%

 Borrower  United AutoCare           Common Stock      100          100%
           Products, Inc.

 Borrower  UAG Capital               Common Stock      100          100%
           Management,   Inc.

                              Pledged Instruments
                              -------------------

                                                                Original
                  Issuer of Pledged                             Principal
Pledgor           Instrument                  Issue Date        Amount
-------           ----------                  ----------        ------

Borrower          UAG Atlanta II, Inc.        May 1, 1996       $11,450,000

Borrower          UAG Atlanta III, Inc.       July 12, 1996     $11,000,000

                                  Schedule II

                               Pledged Interests
                               -----------------

                                                               Partnership
                                                               Interest Pledged
Pledgor              Partnership                               Hereunder
-------              -----------                               ---------
DPI                  Fair Hyundai Partnership                      70%
UAG Northeast        Fair Hyundai Partnership                      30%
DPI                  Fair Chevrolet-Geo Partnership                70%
UAG Northeast        Fair Chevrolet-Geo Partnership                30%
DPI                  Danbury Auto Partnership                      70%
UAG Northeast        Danbury Auto Partnership                      30%
DPI                  Danbury Chrysler Plymouth Partnership         70%
UAG Northeast        Danbury Chrysler Plymouth Partnership         30%
DPI HCT              Hudson Motors Partnership                     70%
Hudson Toyota        Hudson Motors Partnership                     30%
DPI                  DiFeo Hyundai Partnership                     70%
UAG Northeast        DiFeo Hyundai Partnership                     30%
DPI                  J&F Oldsmobile Partnership                    70%
UAG Northeast        J&F Oldsmobile Partnership                    30%
DPI                  DiFeo Chevrolet-Geo Partnership               70%
UAG Northeast        DiFeo Chevrolet-Geo Partnership               30%
DPI                  DiFeo Chrysler Plymouth Jeep Eagle            70%
                     Partnership
UAG Northeast        DiFeo Chrysler Plymouth Jeep Eagle            30%
                     Partnership
DPI VIII             OCT Partnership                               70%
UAG Northeast        OCT Partnership                               30%
DPI IX               OCM Partnership                               70%
UAG Northeast        OCM Partnership                               30%
DPI SCT              Somerset Motors Partnership                   70%
Somerset Motors      Somerset Motors Partnership                   30%
DPI                  DiFeo BMW Partnership                         70%
UAG Northeast        DiFeo BMW Partnership                         30%
DPI RCT              Country Auto Group Partnership                70%
UAG Northeast (NY)   Country Auto Group Partnership                30%
DPI RCM              Rockland Motors Partnership                   70%
UAG Northeast (NY)   Rockland Motors Partnership                   30%
SA                   6725 Agent Partnership                        50%
SK Motors            6725 Agent Partnership                        50%
UAG Texas            Shannon Automotive, Ltd.                      99%
UAG Texas II         Shannon Automotive, Ltd.                       1%
DPI                  DiFeo Leasing Partnership                     70%
UAG Northeast        DiFeo Leasing Partnership                     30%

                                  Schedule III


                              UCC Filing Locations
                              --------------------

-------------------------------------------------------------------------------
  DEBTOR                                  FILING LOCATION(S)
-------------------------------------------------------------------------------

  United Auto Group, Inc.                 New York Secretary of State
                                          New York City Register
-------------------------------------------------------------------------------
  United Landers, Inc.                    New York Secretary of State
                                          New York City Register
                                          Arkansas Secretary of State
                                          Saline County Clerk
                                          Pulaski County Clerk
                                          Garland County Clerk
-------------------------------------------------------------------------------
  DiFeo Partnership, Inc.                 New York Secretary of State
                                          New York City Register
                                          Rockland County Clerk
                                          New Jersey Secretary of State
                                          Hudson County Clerk
                                          Ocean County Clerk
                                          Somerset County Clerk
                                          Bergen County Clerk
                                          Connecticut Secretary of State
                                          Town of Danbury Clerk
-------------------------------------------------------------------------------
  UAG West, Inc.                          New York Secretary of State
                                          New York City Register
                                          Arizona Secretary of State
                                          Maricopa County Clerk
-------------------------------------------------------------------------------
  Landers Auto Sales, Inc.                New York Secretary of State
                                          New York City Register
                                          Arkansas Secretary of State
                                          Saline County Clerk
                                          Pulaski County Clerk
                                          Garland County Clerk
-------------------------------------------------------------------------------
  UAG Atlanta, Inc.                       New York Secretary of State
                                          New York City Register
                                          Gwinnett County Clerk
-------------------------------------------------------------------------------
  UAG Atlanta IV, Inc.                    New York Secretary of State
                                          New York City Register
                                          Gwinnett County Clerk

-------------------------------------------------------------------------------
  UAG Northeast, Inc.                     New York Secretary of State
                                          New York City Register
                                          Rockland County Clerk
                                          New Jersey Secretary of State
                                          Hudson County Clerk
                                          Ocean County Clerk
                                          Connecticut Secretary of State
                                          Town of Danbury Clerk
-------------------------------------------------------------------------------
  DiFeo Partnership HCT, Inc.             New York Secretary of State
                                          New York City Register
                                          New Jersey Secretary of State
                                          Hudson County Clerk
-------------------------------------------------------------------------------
  Hudson Toyota, Inc.                     New York Secretary of State
                                          New York City Register
                                          New Jersey Secretary of State
                                          Hudson County Clerk
-------------------------------------------------------------------------------
  DiFeo Partnership VIII, Inc.            New York Secretary of State
                                          New York City Register
                                          New Jersey Secretary of State
                                          Hudson County Clerk
                                          Ocean County Clerk
-------------------------------------------------------------------------------
  DiFeo Partnership IX, Inc.              New York Secretary of State
                                          New York City Register
                                          New Jersey Secretary of State
                                          Hudson County Clerk
                                          Ocean County Clerk
-------------------------------------------------------------------------------
  DiFeo Partnership SCT, Inc.             New York Secretary of State
                                          New York City Register
                                          New Jersey Secretary of State
                                          Hudson County Clerk
                                          Somerset County Clerk
-------------------------------------------------------------------------------
  DiFeo Partnership RCT, Inc.             New York Secretary of State
                                          New York City Register
                                          Rockland County Clerk
                                          New Jersey Secretary of State
                                          Hudson County Clerk
-------------------------------------------------------------------------------
  Somerset Motors, Inc.                   New York Secretary of State
                                          New York City Register
                                          New Jersey Secretary of State
                                          Hudson County Clerk
                                          Somerset County Clerk
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  UAG Northeast (NY), Inc.                New York Secretary of State
                                          New York City Register
                                          Rockland County Clerk
-------------------------------------------------------------------------------
  DiFeo Partnership RCM, Inc.             New York Secretary of State
                                          New York City Register
                                          Rockland County Clerk
                                          New Jersey Secretary of State
                                          Hudson County Clerk
-------------------------------------------------------------------------------
  Scottsdale Audi, Ltd.                   Arizona Secretary of State
                                          Maricopa County Clerk
-------------------------------------------------------------------------------
  SK Motors, Ltd.                         Arizona Secretary of State
                                          Maricopa County Clerk
-------------------------------------------------------------------------------
  UAG Texas, Inc.                         New York Secretary of State
                                          New York City Register
                                          Texas Secretary of State
                                          Houston County Clerk
-------------------------------------------------------------------------------
  UAG Texas II, Inc.                      New York Secretary of State
                                          New York City Register
                                          Texas Secretary of State
                                          Houston County Clerk
-------------------------------------------------------------------------------

                                  Schedule IV

                       Atlantic Auto Financing Agreements
                       ----------------------------------

         1. Support Agreement, dated as of June 28, 1995, between the Borrower and Atlantic Auto Funding Corporation. (This agreement may not be modified without the consent of Financial Security Assurance Inc.)

         2. Support Agreement, dated as of June 14, 1996, between the Borrower and Atlantic Auto Second Funding Corporation.